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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                  June 14, 2004
                                 Date of Report
                       (Date of earliest event reported):

                           RS GROUP OF COMPANIES, INC.
                                -----------------
                             F/K/A RENT SHIELD CORP.
                           ---------------------------
             (Exact name of registrant as specified in this charter)



     FLORIDA                            0-50046                 65-1082128
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(State or other jurisdiction         (Commission            (IRS Employer
of incorporation)                    File Number)           Identification No.)

         200 YORKLAND BLVD., SUITE 200, TORONTO, ONTARIO, CANADA M2J 5C1
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              (Address and Zip Code of Principal Executive Offices)

                    Issuer's Telephone Number: (416)391-4223


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ITEM 5. OTHER EVENTS.

On June 14, 2004 the Board of Directors of RS Group of Companies, Inc. accepted the resignation of Navin Chandaria as a member of the Board of Directors, in accordance with Mr. Chandaria's personal considerations. The Board of Directors also accepted Clarence J. Chandran's withdrawal of consideration for the position of Chairman of the Board, which appointment was expected to be effective on September 1, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RS Group of Companies, Inc.
                                                ------------------
                                                   (Registrant)

                              By: /S/ JOHN HAMILTON
                                  -------------------
                              John Hamilton, Chief Executive Officer

Dated: June 15, 2004